SECURITIES AND EXCHANGE COMMISSION
			       Washington, D.C.  20549

				         FORM 8-K


			           CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934


Date of Report (Date of earliest event reported)
November 15, 1999

WASTE CONNECTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-23981
(Commission File Number)

94-3283464
(IRS Employer Identification No.)

620 Coolidge Drive, Suite 350, Folsom, California 95630-3155
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number,
including area code                   (916) 608-8200

2260 Douglas Boulevard, Suite 280, Roseville, California  95661
(Former name or former address, if changed since last report.)

 			INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.	Other Events.

		On November 15, 1999, Waste Connections, Inc., a Delaware corporation ("WCI"), relocated its corporate offices to 620 Coolidge Drive, Suite 350, Folsom, California 95630-3155. WCI's new main telephone number is (916) 608-8200. A copy of WCI's press release announcing the relocation is attached as
Exhibit 99.1 hereto.

Item 7.   Financial Statements and Exhibits.

(c)   Exhibits

99.1 Press release of WCI dated November 15, 1999




					SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

						WASTE CONNECTIONS, INC.
						(Registrant)

Date:  November 15, 1999		By	/s/ Ronald J. Mittelstaedt
							Ronald J. Mittelstaedt
							President and Chief Executive
							Officer



5119\028\1073363

										Exhibit 99.1


		WASTE CONNECTIONS RELOCATES CORPORATE OFFICE


FOLSOM, CA, November 15, 1999 - Waste Connections, Inc. (NASDAQ:
WCNX) today announced it has relocated its corporate office. The new corporate office information is as follows:

			WASTE CONNECTIONS, INC.
			620 Coolidge Drive
			Suite 350
			Folsom, CA 95630-3155

			Phone:  	(916) 608-8200
			Fax:		(916) 351-0249



Waste Connections, Inc. is a regional, integrated, solid waste services company that provides solid waste collection, transfer, disposal and recycling services in secondary markets of the Western U.S. The Company serves more than 475,000 commercial, industrial and residential customers. Waste Connections, Inc. was founded in September 1997 and is headquartered in Roseville, California.


CONTACT:
Waste Connections, Inc., (916) 608-8200
Steven F. Bouck
Chief Financial Officer



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